Exhibit 77C
          Cash Account Trust
          Form N-SAR for the period ended 04/30/98
          File No. 811-5970
          Page 1


          A special adjourned meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -------------
                       FOR              1,432,231,962
                       WITHHELD            15,343,336

                   Lewis A. Burnham

                       Vote             Number
                       ----             -------------
                       FOR              1,433,039,999
                       WITHHELD            14,535,300

                   Donald L. Dunaway

                       Vote             Number
                       ----             -------------
                       FOR              1,433,147,541
                       WITHHELD            14,427,757

                   Robert B. Hoffman

                       Vote             Number
                       ----             -------------
                       FOR              1,433,271,800
                       WITHHELD            14,303,498

























          Exhibit 77C
          Cash Account Trust
          Form N-SAR for the period ended 04/30/98
          File No. 811-5970
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -------------
                       FOR              1,432,821,471
                       WITHHELD            14,753,827

                   Shirley D. Peterson

                       Vote             Number
                       ----             -------------
                       FOR              1,432,999,457
                       WITHHELD            14,575,841

                   Daniel Pierce

                       Vote             Number
                       ----             -------------
                       FOR              1,433,047,792
                       WITHHELD            14,527,506

                   William P. Sommers

                       Vote             Number
                       ----             -------------
                       FOR              1,433,338,660
                       WITHHELD            14,236,638

                   Edmond D. Villani

                       Vote             Number
                       ----             -------------
                       FOR              1,433,076,252
                       WITHHELD            14,499,046


























          Exhibit 77C
          Cash Account Trust
          Form N-SAR for the period ended 04/30/98
          File No. 811-5970
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -------------
                       FOR              1,430,594,128
                       AGAINST              6,633,518
                       ABSTAIN             10,347,652

          Item 3:  New Investment Management Agreement
                   Money Market Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                593,221,920
                       AGAINST              6,938,642
                       ABSTAIN              8,501,418

                    Government Securities Portfolio
                       Vote             Number
                       ----             -------------
                       FOR                579,526,650
                       AGAINST              5,707,549
                       ABSTAIN              6,736,338

                    Tax-Exempt Portfolio
                       Vote             Number
                       ----             -------------
                       FOR                242,132,369
                       AGAINST              1,954,693
                       ABSTAIN              2,855,718






























          Exhibit 77C
          Cash Account Trust
          Form N-SAR for the period ended 04/30/98
          File No. 811-5970
          Page 4

          Item 4:  New Rule 12b-1 Distribution Plan

                   Money Market Portfolio
                      Vote              Number
                      ----              -------------
                      FOR                 585,079,957
                      AGAINST              12,811,496
                      ABSTAIN              10,770,528

                   Government Securities Portfolio
                      Vote              Number
                      ----              -------------
                      FOR                 572,103,136
                      AGAINST              10,633,491
                      ABSTAIN               9,233,911

                   Tax-Exempt Portfolio
                      Vote              Number
                      ----              -------------
                      FOR                 240,141,819
                      AGAINST               3,106,309
                      ABSTAIN               3,694,652

          Item 5:  Approve a change in fundamental investment policies

                   Money Market Portfolio
                      Vote              Number
                      ----              -------------
                      FOR                 276,325,115
                      AGAINST              17,159,004
                      ABSTAIN              21,485,669

                   Government Securiites Portolio
                      Vote              Number
                      ----              -------------
                      FOR                 249,769,546
                      AGAINST              14,652,074
                      ABSTAIN              13,502,836






















          Exhibit 77C
          Cash Account Trust
          Form N-SAR for the period ended 04/30/98
          File No. 811-5970
          Page 5

                   Tax-Exempt Portfolio
                      Vote              Number
                      ----              -------------
                      FOR                 105,240,221
                      AGAINST               4,538,798
                      ABSTAIN               5,407,645



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